UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2007

THE BRINK’S COMPANY

(Exact name of registrant as specified in its charter)

Virginia	1-9148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court

P. O. Box 18100

Richmond, VA 23226-8100

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 1, 2007, The Brink’s Company issued a press release regarding its results for the fourth quarter ended December 31, 2006. A copy of this release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific references in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99	Press Release, dated February 1, 2007, issued by The Brink’s Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: February 1, 2007	By:	/s/ Robert T. Ritter
Robert T. Ritter
Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99	Press Release, dated February 1, 2007, issued by The Brink’s Company.